SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                           Date of Report
                           (Date of earliest
                           event reported): October 27, 1998


                        Wisconsin Power and Light Company
             (Exact name of registrant as specified in its charter)


  Wisconsin                           0-337                       39-0714890
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


              222 West Washington Avenue, Madison, Wisconsin 53703 (Address of principal executive offices, including zip code)


                                 (608) 252-3311
                         (Registrant's telephone number)

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Item 5.  Other Events.

         On October 27, 1998, Wisconsin Power and Light Company (the "Company") agreed to sell $60,000,000 principal amount of its 5.70% Debentures due October 15, 2008 (the "Debentures") in a public offering through Merrill Lynch, Pierce, Fenner & Smith Incorporated, Robert W. Baird & Co. Incorporated and Legg Mason Wood Walker, Incorporated. The closing for the sale of the Debentures is scheduled for October 30, 1998. The Debentures are registered on a Registration Statement on Form S-3 (Registration No. 333-60375) as filed with the Securities and Exchange Commission. Final versions of the Purchase Agreement, by and between the Company and the underwriters, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, and the Officers' Certificate creating the Debentures are filed herewith.

Item 7.  Financial Statements and Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits.

                           The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         WISCONSIN POWER AND LIGHT COMPANY



Date:  October 28, 1998                           By: /s/ Robert A. Rusch
                                                           Robert A. Rusch
                                                           Assistant Treasurer



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                        WISCONSIN POWER AND LIGHT COMPANY

                            EXHIBIT INDEX TO FORM 8-K
                          Report Dated October 27, 1998



                                         Exhibit

(1) Purchase Agreement, dated as of October 27, 1998, by and between Wisconsin Power and Light Company and the underwriters, including Merrill Lynch, Pierce, Fenner & Smith Incorporated.

(4) Officers' Certificate, dated as of October 27, 1998, executed and delivered in connection with the issuance and sale of Wisconsin Power and Light Company's 5.70% Debentures due October 15, 2008.




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